Exhibit 99.1

Kensington Capital Acquisition Corp. and QuantumScape Corporation Announce Final Exchange Ratio for Proposed Business Combination

Kensington Capital Acquisition Corp. (NYSE: KCAC) (“Kensington”) and QuantumScape Corporation (“QuantumScape”) today announced that they have determined the exchange ratio to be 4.02175014920 as of the anticipated date for Closing (as defined below) in accordance with the terms of the Business Combination Agreement, dated as of September 2, 2020, as amended by Amendment No. 1 to Business Combination Agreement, dated as of September 21, 2020 (as so amended, the “Business Combination Agreement”), among Kensington, Kensington Merger Sub Corp. and QuantumScape, pursuant to which, among other things, Kensington and QuantumScape will enter into a business combination. Capitalized terms used in this press release but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, at the closing of the business combination (the “Closing”), each outstanding share of QuantumScape’s Class A common stock, together with each share of QuantumScape’s preferred stock that is outstanding immediately prior to the Closing and convertible into a share of QuantumScape’s Class A common stock pursuant to the provisions of QuantumScape’s certificate of incorporation, and each outstanding share of QuantumScape’s Class B common stock, together with each share of QuantumScape’s preferred stock that is outstanding immediately prior to the Closing and convertible into a share of QuantumScape’s Class B common stock pursuant to the provisions of QuantumScape’s certificate of incorporation, will be cancelled and automatically converted into the right to receive shares of Kensington Class A common stock, par value $0.0001 per share, or shares of Kensington Class B common stock, par value $0.0001 per share, as applicable, with each holder’s shares rounded down to the nearest whole number.

The exchange ratio as of the anticipated date for Closing is higher than the exchange ratio (calculated in accordance with the Business Combination Agreement as of the date of the initial signing of the Business Combination Agreement) that was set out in the proxy statement/prospectus/information statement, dated November 12, 2020, that was filed by Kensington with the Securities and Exchange Commission (the “SEC”) and distributed to its stockholders.

About Kensington Capital Acquisition Corp.

Kensington is a special purpose acquisition company formed for the purpose of effecting a business combination in the automotive sector. Kensington is sponsored by Kensington Capital Partners LLC and the management team of Justin Mirro, Bob Remenar, Simon Boag and Daniel Huber. Kensington is also supported by a board of independent directors including Tom LaSorda, Anders Pettersson, Mitch Quain, Don Runkle and Matt Simoncini. The Kensington team has completed over 70 automotive transactions and has over 300 years of combined experience leading some of the largest automotive companies in the world.

For additional information, please visit www.autospac.com.

About QuantumScape Corporation

QuantumScape, founded in 2010 in California, is a leader in the development of next generation solid-state lithium-metal batteries for use in electric vehicles. The company’s mission is to revolutionize energy storage to enable a sustainable future.

For additional information, please visit www.quantumscape.com.

Important Information and Where to Find It

In connection with the transaction, Kensington has filed a registration statement on Form S-4, including a proxy statement/prospectus/information statement (the “Registration Statement”), with the SEC, which includes a proxy statement distributed to holders of Kensington’s common stock in connection with Kensington’s solicitation of proxies for the vote by Kensington’s stockholders with respect to the transaction and other matters as described in the Registration Statement, a prospectus relating to the offer of the securities to be issued to QuantumScape’s stockholders in connection with the transaction, and an information statement to QuantumScape’s stockholders regarding the transaction. The Registration Statement was declared effective by the SEC, and Kensington commenced mailing the proxy statement/prospectus/information statement to its stockholders, on November 12, 2020. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus/information statement, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about Kensington, QuantumScape and the transaction. Investors and security holders may obtain free copies of the proxy statement/prospectus/information statement and other documents filed with the SEC by Kensington through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Kensington Capital Acquisition Corp., 1400 Old Country Road, Suite 301, Westbury, NY 11590.

Participants in the Solicitation

Kensington and QuantumScape and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the transaction. Information about the directors and executive officers of Kensington and QuantumScape is set forth in the Registration Statement. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Kensington’s proposed business combination with QuantumScape and Kensington’s ability to consummate the business combination with QuantumScape are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Kensington and QuantumScape disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Kensington and QuantumScape caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Kensington and QuantumScape. In addition, Kensington and QuantumScape caution you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Kensington or QuantumScape regarding the business combination; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of Kensington, or other conditions to closing in the transaction agreements; (iv) the risk that the proposed business combination disrupts Kensington’s or QuantumScape’s current plans and operations; (v) QuantumScape’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of QuantumScape to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) the possibility that QuantumScape may be adversely affected by other economic, business, and/or competitive factors; and (ix) the possibility that the expected timeframe for, and other expectations regarding the development and performance of, QuantumScape’s products will differ from current assumptions. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the proxy statement/prospectus/information statement and Kensington’s periodic filings with the SEC. Kensington’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts:

For Investors

QuantumScapeIR@icrinc.com

For Media

QuantumScapePR@icrinc.com

media@quantumscape.com

For Kensington Capital Acquisition Corp.

Dan Huber

Chief Financial Officer

dan@kensington-cap.com

703-674-6514

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